UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2005

Structured Obligations Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32014	13-3741177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

270 Park Avenue, New York, New York 10013
(Address of principal executive offices) (Zip Code)
Registrant's telephone number including area code (212) 834-6000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the Select Notes Trust LT 2003-4.

Each issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, which represents ten percent (10%) or more of the aggregate principal amount of all securities held by the trust is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Obligations Corporation nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Obligations Corporation nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, or an underlying security have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

	1.	Trustee’s Report with respect to the October 19, 2005 Removal Event Distribution Date for the Select Notes Trust LT 2003-4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Chadwick S. Parson
Name: Chadwick S. Parson
Title: Authorized Signatory

October 19, 2005

EXHIBIT INDEX

Exhibit		Page
1	Trustee’s Report with respect to the October 19, 2005 Removal Event Distribution Date for the Select Notes Trust LT 2003-4	5

Exhibit	1

To the Holders of:
Select Notes Trust LT 2003-4
Long Term Certificates Series 2003-4
*CUSIP:	81619PAD9

U.S. Bank Trust National Association, as Trustee for the Select Notes Trust LT 2003-4 (the “Trust”), hereby gives notice with respect to the October 19, 2005 Removal Event Distribution Date (the “Distribution Date”) as follows:

1.

The amount of sales proceeds received by the Trust from the sale of $4,500,000 p.a. of Delphi Automotive Systems Corporation 7.125% Debentures due May 1, 2029 (each Certificate holder’s pro rata portion of this amount is the amount to be included in such Certificate holder’s Form 1099).

$2,767,500.00

a.	Per certificate held amount of return of principal to be included in Form 1099 for the year ending December 31, 2005 is set forth below.
$ 54.129382

2.	The net sales proceeds distributed to Certificate holders on the Removal Event Distribution Date is set forth below.
$2,631,270.00

3.	The amount of reimbursements of Advances made to the Advancing Party on
	the Removal Event Distribution Date is Distribution Date is	$136,230.00

a.	The net total amount owed by the Trust to the Advancing Party as of the Close of business on the Distribution Date is set forth below.
$ 695,989.07

4	At the close of business on the Interest Distribution Date, there were 46,627.5 Certificates outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.